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                        PRIVILEGE SELECT VARIABLE ANNUITY

                                    Issued by

                       Transamerica Life Insurance Company

                       Supplement Dated September 3, 2002
                                     to the
                          Prospectus dated May 1, 2002



Effective September 9, 2002, the STI Quality Growth Stock Fund will merge into the STI Capital Appreciation Fund. This means the assets and liabilities of the STI Quality Growth Stock Fund will be transferred into the STI Capital Appreciation Fund. Policyholders who now own shares of the STI Quality Growth Stock Fund Subaccount will have them replaced with shares of the STI Capital Appreciation Fund Subaccount.


























                 This Prospectus Supplement must be accompanied
                            by the Prospectus for the
               Privilege Select Variable Annuity dated May 1, 2002